SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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American Technology Corporation

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15378 Avenue of Science, Suite 100

San Diego, California 92128

(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON March 24, 2010

TO THE STOCKHOLDERS OF AMERICAN TECHNOLOGY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMERICAN TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), will be held on March 24, 2010 at 2:00 p.m. local time, at our principal offices located at 15378 Avenue of Science, Suite 100, San Diego, California 92128.

1.	To elect directors to serve for the ensuing year and until their successors are elected;

2.	To amend the Company’s Certificate of Incorporation to effectuate a name change from American Technology Corporation to LRAD Corporation;

3.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of the Company for its fiscal year ending September 30, 2010; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 2 of the Proxy Statement.

The Board of Directors has fixed the close of business on January 27, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Thomas R. Brown
Thomas R. Brown
Chairman of the Board

San Diego, California

[            ], 2010

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

AMERICAN TECHNOLOGY CORPORATION

15378 Avenue of Science, Suite 100 San Diego, California 92128

(858) 676-1112

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held March 24, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited to the holders of common stock on behalf of the Board of Directors of American Technology Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on March 24, 2010, at 2:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal offices located at 15378 Avenue of Science, Suite 100, San Diego, California 92128. We intend to mail or electronically deliver this proxy statement, the accompanying proxy card and Notice of Annual Meeting on or about [            ], 2010 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

We have designated a record date of January 27, 2010 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 13, 2010, we had outstanding and entitled to vote 30,552,498 shares of common stock.

On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders for the purposes of determining the presence of a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. If you sign your proxy card or broker voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Chairman of the Board at our principal offices, 15378 Avenue of Science, Suite 100, San Diego, California 92128, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If you hold shares through a bank or broker, you must contact that firm to revoke any prior proxy.

Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2011 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is [            ], 2010.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2011 annual meeting, the stockholder must give timely notice of the proposal in writing to the Secretary of our company. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 24, 2010 and not later than January 23, 2011; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

PROPOSAL ONE

ELECTION OF DIRECTORS

There are five nominees for Board positions. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Four of the nominees listed below are currently directors of our company and were elected by the stockholders at our 2009 annual meeting. On January 6, 2010, Daniel Hunter notified the Board of his decision not to stand for re-election to the Board at the next annual meeting. The Company is very appreciative of Mr. Hunter’s nine years of service to the Board. We encourage our Board members to attend our annual meetings of stockholders. The four nominees who were then directors of the Company attended the 2009 annual meeting of stockholders.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which he or she was or is to be selected as a director or nominee.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

Our Board of Directors recommends a vote IN FAVOR of each named nominee.

Nominees

The names of the nominees and certain information about them are set forth below:

Name	Age	Position and Offices	Director Since
Thomas R. Brown	59	President, Chief Executive Officer and Chairman of the Board	2006
Helen C. Adams	50	Board Nominee
Laura M. Clague (1)	50	Director	2007
Elwood G. Norris	71	Director	1980
Raymond C. Smith (1)	63	Director	2006

(1)	Member of Audit Committee and Compensation Committee.

Thomas R. Brown, age 59, has been a director since March 2006. Mr. Brown was appointed as President and Chief Executive Officer in August 2006 and Chairman of our Board of Directors in April 2009. Mr. Brown served as President of BrownThompson

Executive Search, a financial executive search firm, from April 2005 to August 2006. Mr. Brown was employed by Sony Electronics, Inc. from February 1988 to September 2004. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Engineering and Manufacturing division of Sony Electronics, Inc., where he was responsible for supply chain operations including Information Technology, Procurement, Customer Service, North American Manufacturing Operations and Finance. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer manufacturing division. Mr. Brown is a member of the board of directors of Mad Catz Interactive, Inc. (AMEX/TSX: MCZ), a provider of video game accessories. Mr. Brown holds a B.A. in Economics from Rutgers University and is a certified public accountant.

Helen C. Adams, age 50, has been nominated to be elected a director at the Annual Meeting. Ms. Adams retired in 2009, after more than 27 years serving as a partner and certified public accountant with Deloitte & Touche LLP. Ms. Adams’ experience and background with Deloitte was particularly focused on emerging technologies and alternative energy, including wind energy, solar and other forms of clean technology. Ms. Adams has served in executive positions on the boards of directors of the Senior Community Centers, Make a Wish of San Diego, and the YWCA, and in professional organizations such as the San Diego Chairmen’s Roundtable and the American Wind Energy Association. Ms. Adams is currently the Chairman of the Board of Directors of Athena – San Diego, a professional organization for executive women in science and technology. Ms. Adams is a certified public accountant, and has a B.S. in Accounting from San Diego State University.

Laura M. Clague, age 50, has been a director since February 2007. Ms. Clague is the vice president, corporate controller of Amylin Pharmaceuticals, Inc., a biopharmaceutical company, where she has served since 2003. From 1988 to 1999, Ms. Clague was the director of finance and accounting operations, controller and accounting manager at Sony Electronics, Inc. From 1985 to 1988, Ms. Clague served as internal audit supervisor at Cubic Corporation. From 1982 to 1985, Ms. Clague held various audit positions at KPMG, the last of which was audit supervisor. Ms. Clague is a certified public accountant, and has a B.S. in Business Administration from Menlo College.

Elwood G. Norris, age 71, has been a director since August 1980. Mr. Norris served as Chief Executive Officer from October 2000 until February 2003. He served as Chairman of our Board of Directors, an executive position, in which he served in a technical advisory role to our company and acted as a spokesman for our products from September 2000 to April 2009. He served as President from August 1980 to February 1994. Mr. Norris managed our research and development activities as Chief Technology Officer through December 2000. From 1988 to November 1999, he was a director and Chairman of e.Digital Corporation, a public company engaged in electronic product development, distribution, licensing and sales. During that period, he also held various other executive officer positions at e.Digital. From August 1989 to October 1999, he served as director and held various executive officer positions with Patriot Scientific Corporation, a public company engaged in intellectual property licensing. He is an inventor with 47 U.S. patents, primarily in the fields of electrical and acoustical engineering. He is the inventor of our HyperSonic Sound®.

Raymond C. Smith, age 66, has been a director since March 2006. Admiral Smith served 31 years in the U.S. Navy SEALS until his retirement in 2001. He held various leadership positions, most recently Director of Assessment of the Office of the Chief of Naval Operations, where he directed capability assessment for the U.S. Navy. During his service with the Navy SEALS, Admiral Smith held positions based in San Diego, California, Tampa, Florida and Newport, Rhode Island. From 2001 to 2002, Admiral Smith was Chief Operating Officer of Cathedral of Our Lady of Angels in Los Angeles, where he supervised all business activities within the Cathedral complex. From 2003 to 2005, Admiral Smith was President of Seraphim Realty Foundation, a Los Angeles charitable organization dedicated to assisting charities with donated real estate as a means of increasing their endowments. Admiral Smith is a director of EP Global Communications, Inc. (OTCBB: EPGL), publisher of Exceptional Parent magazine and provider of other services for families of people with disabilities and special health care needs. Admiral Smith obtained a B.S. in Engineering from the U.S. Naval Academy in 1967 and an M.S. in Oceanography from the Naval Postgraduate School in 1974.

BOARD AND COMMITTEE MATTERS AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board of Directors, and our Whistleblower Protection Policy. The corporate governance page can be found at www.atcsd.com by clicking on “Investors,” and then on “Corporate Governance.”

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of The NASDAQ Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	A majority of our Board members are independent of our company and our management;

•	All members of our standing Board committees—the Audit Committee and the Compensation Committee—are independent;

•	The independent members of our Board of Directors meet regularly without the presence of management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;

•	The charters of the board committees clearly establish their respective roles and responsibilities; and

•

We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board of Directors currently consists of five directors: Thomas R. Brown (Chairman), Laura M. Clague, Daniel Hunter, Elwood G. Norris and Raymond C. Smith. In January 2010, Daniel Hunter informed the Board of his decision not to stand for re-election to the Board at the 2010 Annual Meeting. During the fiscal year ended September 30, 2009, our Board of Directors held five meetings. All directors serving on the Board during the fiscal year ended September 30, 2009, except for Admiral Smith, attended at least 75% of the aggregate of the total number of the meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served (in each case during the period in which he or she served).

Independence of the Board of Directors

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.

After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board of Directors has affirmatively determined that Ms. Clague, Mr. Hunter and Admiral Smith are independent directors within the meaning of the applicable NASDAQ listing standards. In addition, the Company has determined that Helen C. Adams, a nominee to the Board, would be an independent director within the meaning of the applicable NASDAQ listing standards.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2009, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board of Directors

We have adopted a formal process by which stockholders may communicate with our Board of Directors. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 15378 Avenue of Science, Suite 100, San Diego, CA 92128. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to the company’s Secretary for review and possible response. This information is also contained on our website at www.atcsd.com.

Information Regarding the Board of Directors Committees

During the fiscal year ended September 30, 2009, the Board had two standing committees: the Audit Committee and the Compensation Committee. The current charters for the Audit Committee and the Compensation Committee can be found on our website at www.atcsd.com.

Audit Committee

Our Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934. The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our Company’s internal control system, including information technology security and control;

•

understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•

oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and the committee’s performance and reports the same to the Board;

•	reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Ms. Clague (Chair), Mr. Hunter and Admiral Smith. The Audit Committee met four times during fiscal 2009.

The Board of Directors annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A) of the NASDAQ listing standards). Our Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board of Directors has also determined that Ms. Clague and Mr. Hunter each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determinations, the Board made a qualitative assessment of Ms. Clague’s and Mr. Hunter’s level of knowledge and experience based on a number of factors, including each individual’s formal education and experience. See “Report of the Audit Committee.”

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our 2002 Stock Option Plan and our 2005 Equity Incentive Plan. Among other functions, the Compensation Committee:

•	reviews and approves the performance goals and objectives for executive officers, including our Chief Executive Officer;

•	evaluates the CEO’s performances in light of those goals and objectives and recommends to the Board the CEO’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the CEO;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and the committee’s performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Mr. Hunter (Chair), Admiral Smith and Ms. Clague. The Compensation Committee held five meetings during fiscal 2009. See “Report of the Compensation Committee.”

Each member of the Compensation Committee is independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards), an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Consideration of Director Nominees

Director Qualifications

The Board of Directors believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Board also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the CEO of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Board may modify these qualifications from time to time.

Evaluating Nominees for Director

The Board of Directors reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board of Directors reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Board meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, neither the Board of Directors nor any predecessor to the Board has paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, neither the Board of Directors nor any predecessor to the Board has rejected a timely director nominee from a stockholder or group of stockholders that beneficially owned, in the aggregate, more than 5% of our voting stock.

Through his network of business associates in the community, Thomas R. Brown recommended Helen C. Adams as a nominee to the Board. The Board evaluated her qualifications based on the above criteria, particularly her broad business sense, extensive experience emerging technologies and alternative energy, including wind energy, solar and other forms of clean technology, and her financial expertise, and also determined that she would qualify as an independent director based upon applicable NASDAQ listing standards and applicable SEC rules and regulations.

Stockholder Nominations

The Board applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Board of Director’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to our Chairman of the Board at the following address: 15378 Avenue of Science, Suite 100, San Diego, California 92128.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.atcsd.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO

AMEND THE CERTIFICATE OF INCORPORATION

TO EFFECTUATE A NAME CHANGE FROM

AMERICAN TECHNOLOGY CORPORATION TO LRAD CORPORATION

Our Certificate of Incorporation, as amended, currently specifies our corporate name as “American Technology Corporation.” On January 12, 2010, our Board of Directors adopted a resolution, subject to stockholder approval, to amend Article 1 of our Certificate of Incorporation to change our name to “LRAD Corporation.”

Reasons for Name Change

Since the introduction of our LRAD-X® product line in March 2008, we have experienced strong revenue growth and significantly improved financial results. During fiscal year 2009, we had record revenues, driven by a 57% increase in sales of our Long Range Acoustic DeviceTM (LRAD®) product line, which accounted for $14.3 million of our $15.8 million in revenues. Since the beginning of fiscal 2009 we have:

•

established the LRAD brand as the premier acoustic hailing device while opening new markets and applications for LRAD products and systems including law enforcement and wildlife preservation and control;

•	expanded LRAD sales within the U.S. Military and to international naval forces around the world to support the international fight against escalating piracy and terrorist threats; and

•

developed and launched the LRAD 300X to meet customer requirements for installations on small vessels and small manned and unmanned vehicles and aircraft. The 300X is receiving strong initial market acceptance.

In addition, since September 30, 2009 we have received:

•	an opening order for 17 LRAD systems from the Japan Coast Guard;

•	a new $620,000 LRAD order from China to support its national law enforcement agencies; and

•	approximately $3.2 million in new LRAD orders from the U.S. Military.

Our recent sales growth and success has helped the LRAD brand name to achieve widespread recognition and is well known in the markets in which we compete. We believe our future growth lies largely in sales of our LRAD product line.

For all of the above reasons, we believe that “LRAD Corporation” more accurately reflects both our current and historical strengths and more closely depicts the future strategy and growth of our company. We anticipate that changing our corporate name to LRAD Corporation will more closely align our company’s reputation with our product line and future growth strategy.

Implementation of Name Change

If the amendment is adopted by stockholders, Article 1 of our Certificate of Incorporation will be amended to read as follows:

“The name of this Corporation is “LRAD Corporation”.”

The amendment, if adopted by stockholders, will become effective on a date selected by our Board of Directors and set forth in a Certificate of Amendment to our Certificate of Incorporation to be filed with the Secretary of State of Delaware.

Effect on Stockholders

The change of name will not effect in any way the validity or transferability of stock certificates outstanding at the time of the name change, our capital structure or the trading of our common stock on the NASDAQ Capital Market. After stockholder approval of the name change, we will submit notification to NASDAQ of the name change, pursuant to their requirements. In connection with the required notification, NASDAQ will assign a new ticker symbol for our common stock. We are seeking the ticker symbol “LRAD,” which is being held for us by NASDAQ subject to stockholder approval.

Following implementation of the amendment, stockholders may continue to hold their existing stock certificates or receive new certificates reflecting the name change by delivering their existing certificates to our transfer agent. Stockholders will not be required to tender their old stock certificates in exchange for new certificates with the new name. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the name change.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company, either in person or by proxy, is required to amend the Certificate of Incorporation to effectuate a name change from American Technology Corporation to LRAD Corporation. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved and will have the same effect as negative votes.

Our Board of Directors recommends a vote IN FAVOR of Proposal Two.

PROPOSAL THREE

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010. Squar, Milner, Peterson, Miranda & Williamson, LLP has served as our independent registered public accounting firm since October 2007 and audited our financial statements for the fiscal years ended September 30, 2007, 2008 and 2009. A representative of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for professional services rendered for the fiscal years ended September 30, 2008 and 2009:

	Fiscal 2008	Fiscal 2009
Audit Fees (1)	$239,913	$135,930
Audit Related Fees (2)	8,107	8,316
Tax Fees (3)	17,127	11,552
All Other Fees (4)	—	—
Total	$265,147	$155,798

(1)	Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2008 also include the audit of management’s report on the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002. For the fiscal 2009 audit, the Company’s independent registered public accounting firm was not required to perform an audit on the effectiveness of the Company’s internal control over financial reporting, as the Company was not required to file as an accelerated filer.
(2)	Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.
(3)	Tax Fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning. All tax fees noted relate to tax compliance services.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2008 or 2009.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board of Directors and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (PCAOB), Financial Accounting Standards Board (FASB), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Squar, Milner, Peterson, Miranda & Williamson, LLP in providing services to us for the fiscal year ended September 30, 2009 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of Proposal Three.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 13, 2010 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Common Stock	Austin W. Marxe and David M. Greenhouse 527 Madison Avenue, Suite 2600 New York, New York 10022	3,985,171	(2)	12.7%

Common Stock	Thomas R. Brown 15378 Avenue of Science, Ste. 100 San Diego, California 92128	1,361,775	(3)	4.3%

Common Stock	Helen C. Adams 15378 Avenue of Science, Ste. 100 San Diego, California 92128	—		*

Common Stock	Laura M. Clague 15378 Avenue of Science, Ste. 100 San Diego, California 92128	62,000	(4)	*

Common Stock	Daniel Hunter 15378 Avenue of Science, Ste. 100 San Diego, California 92128	295.500	(5)	*

Common Stock	Elwood G. Norris 15378 Avenue of Science, Ste. 100 San Diego, California 92128	4,889,874	(6)	15.5%

Common Stock	Raymond C. Smith 15378 Avenue of Science, Ste. 100 San Diego, California 92128	123,375	(7)	*

Common Stock	Katherine H. McDermott 15378 Avenue of Science, Ste. 100 San Diego, California 92128	198,300	(8)	*

Common Stock	Norman Carmichael 15378 Avenue of Science, Ste. 100 San Diego, California 92128	83,333	(9)	*

	All directors and executive officers as a group (8 persons)	7,014,157	(10)	21.0%

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 30,552,498 shares of common stock outstanding on January 13, 2010. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).
(2)	Beneficial joint ownership by Mr. Marxe and Mr. Greenhouse is based on information provided by the stockholder as of February 13, 2009. Consists of 3,477,563 shares and 1,179,117 warrants to purchase 1,239,757 shares held by the following entities: 1,574,806 shares and 537,319 warrants to purchase 565,196 shares owned by Special Situations Fund III QP, L.P., 28, 482 shares and 46,872 warrants to purchase 49,315 shares owned by Special Situations Fund III, L.P., 550,640 shares and 177,871 warrants to purchase 190,605 shares owned by Special Situations Private Equity Fund, L.P., 183,435 shares and 57,729 warrants to purchase 60,155 shares owned by Special Situations Technology Fund, L.P., and 1,140,200 shares and 359,326 warrants to purchase 374,486 shares owned by Special Situations Technology Fund II, L.P. In addition, warrants to purchase 49,315 shares were transferred, warrants to purchase 402,350 shares expired by their terms and 280,482 shares of common stock were sold since that time. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III, L.P. and the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Both Messrs. Marxe and Greenhouse share voting and dispositive power with respect to shares held by these stockholders.
(3)	Includes 1,334,375 shares issuable upon exercise of outstanding stock options within 60 days of January 13, 2010.
(4)	Includes 2,000 shares held by spouse and 60,000 shares issuable upon exercise of outstanding stock options within 60 days of January 13, 2010.
(5)	Includes 44,500 shares held by spouse, 6,000 shares held by Profit Sharing Trust and 126,500 shares issuable upon the exercise of outstanding stock options within 60 days of January 13, 2010.
(6)	Includes 3,908,629 shares held by a family trust for which Mr. Norris serves as trustee, 44,995 shares held by an investment company controlled by Mr. Norris, and 936,250 shares issuable upon the exercise of outstanding stock options within 60 days of January 13, 2010.
(7)	Consists of shares issuable upon exercise of outstanding stock options within 60 days of January 13, 2010.
(8)	Includes 187,500 shares issuable upon exercise of outstanding stock options within 60 days of January 13, 2010.
(9)	Consists of shares issuable upon exercise of outstanding stock options within 60 days of January 13, 2010.
(10)	Includes 2,851,333 shares issuable upon exercise of outstanding stock options within 60 days of January 13, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2009, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

EXECUTIVE COMPENSATION

Compensation of Directors

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2009 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2009.

Director Compensation Fiscal Year 2009

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total

Laura M. Clague	$20,000	$36,116	—	$56,116
Daniel Hunter	$20,000	$29,016	—	$49,016
Raymond C. Smith	$20,000	$51,208	—	$71,208

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2009, in accordance with ASC 718, “Compensation—Stock Compensation” (formerly SFAS No. 123(R)),. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 1, 2009.

During fiscal year 2009, each of our non-employee directors was paid a fee of $5,000 per quarter, payable quarterly in arrears. No additional amounts are payable for committee participation.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and each of our two other most highly compensated executive officers for the fiscal year ended September 30, 2009. We refer to each of such persons as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards		All Other Compensation	Total
Thomas R. Brown	2009	$250,000	$125,000	$602,796	(1)	—	$977,796
President and Chief Executive Officer	2008	$250,000	—	$787,866	(2)	—	$1,037,866
Katherine H. McDermott	2009	$160,000	$80,000	$95,786	(1)	—	$335,786
Chief Financial Officer and Secretary	2008	$160,000	—	$75,818	(2)	—	$235,818
Norman Carmichael	2009	$153,417	$77,000	$40,539	(1)	—	$270,956
Vice President of Operations (3)	2008	$140,000	—	$33,628	(2)	—	$173,628

(1)	The amounts for 2009 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2009, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 1, 2009.
(2)	The amounts for 2008 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2008, in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 4, 2008.
(3)	On December 21, 2009, Mr. Carmichael resigned from the Company to pursue other interests.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended 2009, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above. No named executive officer received a restricted stock award, a stock appreciation right or a long-term incentive plan payout in the fiscal year ended September 30, 2009.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Thomas R. Brown—Effective August 23, 2006, we entered into a letter agreement with Mr. Brown pursuant to which he was appointed as our President and Chief Executive Officer commencing September 5, 2006. The letter agreement provides for a base salary of $250,000 per year. In connection with his employment, Mr. Brown is eligible for an annual bonus with respect to fiscal years beginning with fiscal 2007 as recommended by the Compensation Committee and approved by the Board of Directors. The bonus for 2010 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Mr. Brown received a bonus for fiscal 2009 of $125,000, based on meeting the bonus criteria for that year, and did not receive a bonus for fiscal 2008. In the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. He will also be entitled to continuation of his company-provided health and dental benefits for the same period. Mr. Brown is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Ms. Katherine H. McDermott—Effective June 25, 2007, we entered into an employment agreement with Ms. McDermott pursuant to which she was appointed Controller/Chief Accounting Officer, and subsequently Chief Financial Officer. Under her employment agreement, Ms. McDermott receives an annual salary of $160,000 and participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Ms. McDermott’s bonus for 2010 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Ms. McDermott received a bonus for fiscal 2009 of $80,000, based on meeting the bonus criteria for that year, and did not receive a bonus for fiscal 2008. Ms. McDermott’s employment is not for a specified period or term of employment and is terminable at-will by us or by Ms. McDermott for any reason, with or without notice. Ms. McDermott is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Executive Officer and Employee Incentive Plan

On December 1, 2009, the Compensation Committee of our Board of Directors recommended, and the Board of Directors approved, an incentive bonus plan for fiscal year 2010 designed to motivate our employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our employees will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 50% of base salary for executive officers and range from 10% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified earnings per share goals of $0.02 per share, $0.05 per share and $0.10 per share, respectively, including in such calculation the cost of the incentive plan and excluding from such calculation expenses related to the revaluation of warrants in accordance with Accounting Standards Codification 815-40. For purposes of the earnings per share calculation, the number of shares outstanding will also be held constant as of October 1, 2009.

2009 Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2009.

OPTION GRANTS FOR FISCAL YEARS ENDED SEPTEMBER 30, 2009

	Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable		Total
Thomas R. Brown	43,750	6,250	(6)	50,000	—	$3.65	3/24/2011
	150,000	50,000	(5)	200,000	—	$3.33	9/5/2011
	250,000	—	(1)	250,000	—	$4.37	2/16/2012
	500,000	—	(2)	500,000	—	$3.25	5/9/2012
	83,333	16,667	(7)	100,000	—	$1.88	2/15/2013
	204,166	145,834	(9)	350,000		$0.48	12/8/2013

Katherine H. McDermott	25,000	25,000	(3)	50,000	—	$3.43	8/6/2012
	43,750	31,250	(9)	75,000	—	$0.48	12/8/2013
	41,666	8,334	(7)	50,000	—	$1.88	2/15/2013
	50,000	—	(4)	50,000		$3.16	9/10/2012

Norman Carmichael	20,625	9,375	(8)	30,000	—	$4.69	10/19/2011
	29,166	20,834	(9)	50,000	—	$0.48	12/8/2013
	25,000	5,000	(7)	30,000	—	$1.88	2/15/2013

(1)	The option vests as to 1/3 of the shares on the date of grant of February 16, 2007 and 1/12 quarterly thereafter until fully vested.
(2)	The option vests as to 1/3 of the shares on the date of grant of May 9, 2007 and 1/12 quarterly thereafter until fully vested.
(3)	The option vests as to 1/4 on the first anniversary of the date of grant of August 6, 2007 and 1/16 per quarter thereafter until fully vested.

(4)	The option vests as to 1/3 of the shares on the date of grant of September 10, 2007 and 1/12 quarterly thereafter until fully vested.
(5)	The option vests as to 1/4 on the first anniversary of the date of grant of September 5, 2006 and 1/16 per quarter thereafter until fully vested.
(6)	The option vests as to 1/4 on the first anniversary of the date of grant of March 24, 2006 and 1/16 per quarter thereafter until fully vested.
(7)	The option vests as to 1/3 of the shares on the date of grant of February 15, 2008 and 1/12 quarterly thereafter until fully vested.
(8)	The option vests as to 1/4 on the first anniversary of the date of grant of October 19, 2006 and 1/16 per quarter thereafter until fully vested.
(9)	The option vests as to 1/3 of the shares on the date of grant of December 8, 2008 and 1/12 quarterly thereafter until fully vested.

Fiscal 2009 Option Exercises

There were no options exercised by any named executive officer during the fiscal year ended September 30, 2009. We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. During the fiscal year ended September 30, 2009, we did not adjust or amend the exercise price of stock options awarded to the named executive officers. We have no defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Under our employment agreement with Mr. Brown, in the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. Mr. Brown’s current annual salary is $250,000. As such, in the event we are required to make severance payments to him, he would be entitled to $20,833 for each two months of service, up to an aggregate of $125,000. He will also be entitled to continuation of his company-provided health and dental benefits for the same period of time.

In April 2009, our Board of Directors adopted a Change in Control Severance Benefit Plan. The Change of Control Plan provides that in the event of a qualifying termination, each of two participating executives will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change of Control Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of the Company.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2009, we had two equity incentive plans under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the 2005 Equity Incentive Plan and the 2002 Stock Option Plan. These plans have been approved by our stockholders. The reserve under the 2005 Equity Incentive Plan includes any prior plans that expire or become unexercisable. In addition, from time to time we issue to employees, directors and service providers special stock options, inducement grants and warrants to purchase common shares, and these grants have not been approved by stockholders. The following table sets forth information as of September 30, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,036,409		$2.91	590,963
Equity compensation plans not approved by security holders	32,000	(1)	$9.08	—
Total	4,068,409		$2.96	590,963

(1)	Includes 32,000 shares of common stock subject to inducement stock options granted to certain non-executive officer employees from time to time, which options have a weighted-average exercise price of $9.08 per share, a five year term and generally vest 25% on the first anniversary of the grant date and then 1/16 each quarter thereafter, subject to continued service and other conditions.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2009.

The Audit Committee has reviewed and discussed the audited financial statements of American Technology Corporation with management. The Audit Committee has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Squar, Milner, Peterson, Miranda & Williamson, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. The Audit Committee Charter was amended and restated in April 2004 and further amended in May 2008. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market. The Charter of the Audit Committee is attached as Annex 1 to this proxy statement.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.

AUDIT COMMITTEE

Laura M. Clague (Chair)

Daniel Hunter

Raymond C. Smith

TRANSACTIONS WITH RELATED PERSONS

Except as set forth below, during the fiscal year ended September 30, 2009 there were no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

Mark Norris, the son of Elwood G. Norris, a member of the Board of Directors, is an employee of the Company. For the fiscal years 2008 and 2009, he received total compensation of approximately $124,000 and $141,000, respectively, from the Company, which includes his salary of $98,000 for each year, a bonus payment of $25,000 for fiscal year 2009 based on meeting the bonus criteria for that year, and non-cash compensation expense of $26,000 and $18,000 for fiscal years 2008 and 2009, respectively, for option awards in accordance with ASC 718 as defined in the Summary Compensation Table above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at American Technology Corporation, 15378 Avenue of Science, Suite 100, San Diego, California 92128 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by February 25, 2009.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

/s/ Thomas R. Brown
Thomas R. Brown
Chairman of the Board

[            ], 2010

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2009 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at American Technology Corporation, 15378 Avenue of Science, Suite 100, San Diego, California 92128.

American Technology Corporation

Board of Directors

Audit Committee Charter

(Approved May 14, 2008)

Organization

There shall be a committee of the Board of Directors of American Technology Corporation (the “Company”) to be known as the Audit Committee (the “Committee”). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. All Committee members must satisfy the financial literacy requirements of the applicable rules and regulations of Nasdaq, and at least one member shall have past employment experience in finance or accounting, or other comparable experience or background which results in the member’s financial sophistication. In addition, at least one member of the Committee may be designated as the “audit committee financial expert,” as defined by applicable legislation and regulation of the Securities and Exchange Commission.

Statement of Policy

The primary purposes of the Committee are to assist the Board of Directors in fulfilling its oversight responsibilities for:

•	The accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications and independence; and

•	The performance of the Company’s independent auditors.

Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Authority

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, and oversee the work of any public accounting firm employed by the Company.

•	Pre-approve all auditing and non-audit services by the Company’s independent auditors.

•	Retain independent counsel, accountants, or others at the expense of the Company to advise the Committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties.

•	Meet with Company officers, independent auditors, or outside counsel, as necessary.

Responsibilities

The Committee will carry out the following responsibilities:

Financial Statements

•

Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, recent professional and regulatory pronouncements, off-balance sheet structures, and understand their impact on the financial statements

•	Review with management and the independent auditors the results of the audit, including any difficulties encountered.

•	Review the annual financial statements and confirm they are complete and consistent with information known to Committee members, and reflect appropriate accounting principles.

•

Review other sections of the annual report and related regulatory filings, including the disclosures made in the Management Discussion and Analysis, before release and consider the accuracy and completeness of the information.

•	Understand how management develops interim financial information, and the nature and extent of independent auditor involvement.

•

Review interim financial reports with management and the independent auditors before filing with regulators, including the disclosures made in the Management Discussion and Analysis, and consider whether they are complete and consistent with the information known to Committee members.

•

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the annual report and interim reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant disagreements with management.

•	Review with outside counsel any legal matter that could have a significant impact on the Company’s financial statements.

Internal Control

•	Consider the effectiveness of the Company’s internal control system, including information technology security and control.

•

Understand the scope of the independent auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Independent Audit

•	Review the independent auditors’ proposed audit scope and approach, including coordination of audit effort with management.

•	Review the performance of the independent auditors, and exercise final approval on the appointment or discharge of the auditors.

•

Review and confirm the independence of the independent auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

•	On a regular basis, meet separately with the independent auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

Compliance

•

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

•	Review the process for communicating the code of ethics to Company personnel, and for monitoring compliance therewith.

•

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

•	Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.

•	Provide an open avenue of communication between the independent auditors and the Board of Directors.

•	Report annually to the shareholders, describing the Committee’s composition, responsibilities and how they were discharged, including approval of non-audit services.

•

Review any other reports the Company issues that relate to Committee responsibilities, including having discussion with management regarding the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as other financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made), and unless otherwise provided in a Company policy, the Committee does not need to discuss each release in advance.

Other Responsibilities

•	Perform other activities related to this charter as requested by the Board of Directors.

•	Review all related party transactions (as that term is defined in SEC Regulation S-K, Item 404) on an ongoing basis. All such transactions must be approved by the Committee.

•	Institute and oversee special investigations as needed.

•

With the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board’s annual organizational meeting of the results of the Committee’s assessment, including any recommendations for changes to this charter.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance on a regular basis, and annually provide to the Board for its evaluation a report concerning the performance of the Committee.

Meetings and Voting

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see above) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

Compensation

Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

AMERICAN TECHNOLOGY CORPORATION

THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD

March 24, 2010

The undersigned hereby appoints THOMAS R. BROWN and KATHERINE H. MCDERMOTT or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of American Technology Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of AMERICAN TECHNOLOGY CORPORATION (the “Company”) to be held at 2:00 p.m. (local time) at the Company’s principal offices located at 15378 Avenue of Science, San Diego, California 92128 on March 24, 2010 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, PROPOSAL TWO, AND PROPOSAL THREE, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

(Continued and to be signed on the other side)

15378 AVENUE OF SCIENCE SUITE 100 SAN DIEGO, CA 92128

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER

COMMUNICATIONS

If you would like to reduce the costs incurred by American Technology Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to American Technology Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN TECHNOLOGY CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL ONE: To elect directors to serve for the ensuing year and until their successors are elected.				For All	Withhold For All	For All Except	To withhold authority to vote for any such nominee(s), mark “For All Except” and write such nominee(s)’ name(s) on the line below.

Nominees:	01) Elwood G. Norris, 02) Thomas R. Brown, 03) Helen C. Adams, 04) Raymond C. Smith and 05) Laura M. Clague			☐	☐	☐	___________________________________

	For	Against	Abstain

PROPOSAL TWO: To amend the Certificate of Incorporation to effectuate a name change from American Technology Corporation to LRAD Corporation.	☐	☐	☐

	For	Against	Abstain

PROPOSAL THREE: To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2010.	☐	☐	☐

(Please date and sign exactly as name or names appear(s) on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

	YES	NO
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date